UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 3, 2005

QUANTUM FUEL SYSTEMS TECHNOLOGIES

WORLDWIDE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-49629	33-0933072
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17872 Cartwright Road

Irvine, California 92614

(Address of Principal Executive Offices) (Zip Code)

(949) 399-4500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 9, 2005, we filed a Current Report on Form 8-K to report, among other things, the completion of our acquisition of Starcraft Corporation pursuant to Item 2.01 of Form 8-K. Under parts (a) and (b) of Item 9.01 therein we stated that we would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K amends our Current Report on Form 8-K filed on March 9, 2005 in order to provide the required financial information.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

(1)	The audited consolidated balance sheets of Starcraft Corporation and Subsidiaries as of October 3, 2004 and September 28, 2003 and the related consolidated statements of operations, shareholders’ equity and cash flows for the years ended October 3, 2004, September 28, 2003 and September 29, 2002 and the notes to the consolidated financial statements together with the report thereon by Crowe Chizek and Company LLC are included as Exhibit 99.1 and are incorporated herein by reference.

(2)	The unaudited consolidated balance sheet of Starcraft Corporation and Subsidiaries as of January 2, 2005, the unaudited consolidated statements of operations and cash flows for the three-month periods ended January 2, 2005 and December 28, 2003 and the notes to the consolidated financial statements are included as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of January 31, 2005 and unaudited pro forma condensed combined statements of operations for the year ended April 30, 2004 and for the nine months ended January 31, 2005 and the notes to the unaudited pro forma condensed combined financial statements are included as Exhibit 99.3 and are incorporated herein by reference.

(c) Exhibits.

The following documents are filed as exhibits to this Current Report on Form 8-K.

Exhibit	Description
23.1	Consent of Crowe Chizek and Company LLC.

99.1	Audited consolidated balance sheets of Starcraft Corporation and Subsidiaries as of October 3, 2004 and September 28, 2003 and the related consolidated statements of operations, shareholders’ equity and cash flows for the years ended October 3, 2004, September 28, 2003 and September 29, 2002 and the notes to the consolidated financial statements together with the report thereon by Crowe Chizek and Company LLC.

99.2	Unaudited consolidated balance sheet of Starcraft Corporation and Subsidiaries as of January 2, 2005, the unaudited consolidated statements of operations and cash flows for the three-month periods ended January 2, 2005 and December 28, 2003 and the notes to the consolidated financial statements.

99.3	Pro forma condensed combined balance sheet as of January 31, 2005 and unaudited pro forma condensed combined statements of operations for the year ended April 30, 2004 and for the nine months ended January 31, 2005 and the notes to the unaudited pro forma condensed combined financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

Date: March 21, 2005	By:	/s/ W. Brian Olson
W. Brian Olson
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Crowe Chizek and Company LLC.

99.1	Audited consolidated balance sheets of Starcraft Corporation and Subsidiaries as of October 3, 2004 and September 28, 2003 and the related consolidated statements of operations, shareholders’ equity and cash flows for the years ended October 3, 2004, September 28, 2003 and September 29, 2002 and the notes to the consolidated financial statements together with the report thereon by Crowe Chizek and Company LLC.

99.2	Unaudited consolidated balance sheet of Starcraft Corporation and Subsidiaries as of January 2, 2005, the unaudited consolidated statements of operations and cash flows for the three-month periods ended January 2, 2005 and December 28, 2003 and the notes to the consolidated financial statements.

99.3	Pro forma condensed combined balance sheet as of January 31, 2005 and unaudited pro forma condensed combined statements of operations for the year ended April 30, 2004 and the nine months ended January 31, 2005 and the notes to the unaudited pro forma condensed combined financial statements.